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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                   PERCENTAGE OF   JURISDICTION OR STATE
           SUBSIDIARY                OWNERSHIP        OF INCORPORATION
           ----------              -------------   ---------------------
EvergreenBank                           100%             Washington
EvergreenBancorp Capital Trust I        100%              Delaware